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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22359

Papp Investment Trust
(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B, Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip code)

Benjamin V. Mollozzi, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(602) 956-0980

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

papp investment trust

papp small & mid-cap growth fund

Semi-Annual Report

May 31, 2021

(Unaudited)

Investment adviser
l. roy papp & associates, llp
phoenix, az

PAPP SMALL & MID-CAP GROWTH FUND
LETTER TO SHAREHOLDERS	June 30, 2021

Dear Fellow Shareholders,

We are writing to report the performance results for the Papp Small & Mid-Cap Growth Fund, (the “Fund”) for the six months ended May 31, 2021. Market conditions remain incredibly strong based in large part on unprecedented monetary and fiscal stimulus. Obviously, we are happy to see strong investment results, but as we will touch on later, we don’t believe that either the fiscal or monetary policy is sustainable for very long. The stimulus has created inflation in goods and services that we all purchase day to day. In addition, the stimulus has inflated asset valuations for stocks, bonds, real estate, commodities, and most investments. The Federal Reserve and Treasury Secretary Yellen are consistently telling us that they believe the inflation is largely temporary and only looks high compared to where prices were a little over a year ago at the onset of the pandemic. We believe that some of the inflation is transitory, but that a significant amount will be much longer lasting and in fact, is in large part due to excessive stimulus.

Specifically, we believe inflation is starting to percolate into wages and other employment costs. Once inflation gets into wages, we expect that it will be very hard for employers to subsequently reduce those wages in the future. This is a big deal for the financial markets because interest rates are normally whatever inflation is running plus 1% or 2%. Many levels of inflation show headline numbers of 4%, 5%, or 6% today. Stripping out the year over year base effect, it seems likely that inflation is currently running 2.5% - 3%. If we add even 1% on top of 2.5%, that would imply interest rates of 3.5% during normal times. The Federal Reserve and the Treasury have acted in tandem to repress interest rates, so the 10-year Treasury is currently 1.44% as we write this note. We think the rate should be 3.44% or perhaps 4.44%.

While we don’t think rates will go to 3.5% immediately, we are concerned that if the markets come to believe more of the inflation will be longer lasting, interest rates could rise 1% or more in the next 12 months. We are also concerned about excessive increases in tax rates ranging from individuals to corporations to estates being proposed by the current administration and even more dramatic proposals coming from the progressive left. All of these proposals have the potential to upset financial markets and we are watching developments carefully. If we do have a shock from dramatically higher tax rates and/or much higher interest rates, we could see market declines that might persist for six months or a year. We think a prolonged, severe decline is unlikely given the fundamental health of the U.S. economy. For the market in general, we are comfortable to maintain our current holdings. If the Fund were invested in Bitcoin, special purpose acquisition corporations, Chinese IPOs, meme stocks, pre-revenue companies, or other unprofitable or unproven businesses or other areas of the market that we believe are massively over-priced we would be reducing or eliminating positions. We believe our approach to focusing on high quality investments is superior over the long-term for multiple reasons and one of them is limiting exposure to the riskiest areas of the market during periods of volatility.

For the six months ended May 31, 2021 the Fund produced a total return of 8.76% as compared to the S&P Mid-Cap 400® Growth Index®, which produced a return of 18.20%. As Fund shareholders, I can tell you that we are more than satisfied to have enjoyed growth of 8.76% in six months, particularly coming on the back of very strong returns over the past few years. On a relative basis, we trailed our benchmark over this six-month period due to market conditions favoring value stocks over growth stocks. For many years, growth stocks have outperformed value stocks, but a dramatic reversal of this multi-year trend began last fall when the Pfizer vaccine was approved by the Food and Drug Administration. This caused companies that were heavily impacted by the pandemic to rebound and it caused investors to shift funds from higher growth companies to value stocks enjoying a new lease on life as a result of the vaccine. The shift has boosted the S&P Mid-Cap 400® Growth Index® as it contains a more meaningful allocation to these lower growth, lesser valued companies. We think this phenomenon is short-term in nature and we would note that we are already beginning to see a reversal of this trend over the past three months.

The Fund’s net asset value on May 31st was $32.65 up from $30.68 on November 30, 2020. In comparing the two net asset values, it is necessary to adjust for the dividend paid on December 30, 2020 of $0.6824. The Fund had net assets of approximately $45.7 million on May 31, 2021. The Fund was 98.6% invested in equities which were spread among 29 holdings in the portfolio.

The Fund remains overweight in the technology and consumer staples sectors, while it is underweight in the consumer discretionary and real estate sectors. The underweight in the consumer discretionary sector was a headwind to relative performance as some of these businesses include restaurants, cruise ships, and other travel related businesses which rebounded strongly as virus restrictions eased. To a lesser extent, relative performance was also held back by an underweight to the financials sector. Many of these companies, including banks, did well as interest rates rose from very low levels at the end of last year.

Turning to individual companies, we enjoyed strong growth in Expeditors International of Washington, Inc., a global freight forwarding and logistics business as demand is strong and supply chain disruptions have been favorable to them. Contract research organization, PRA Health Sciences, Inc., was up very strongly after the company announced on February 24, 2021 that it was being acquired by Icon PLC for a 30% premium. T. Rowe Price Group, Inc., the mutual fund management company enjoyed strong stock market levels and solid inflows into their funds. Trimble, Inc., a leading GPS provider, saw strength across all markets.

Performance was held back by Pegasystems, Inc. as many of the high growth software stocks leveraged to Enterprise Cloud Spending have been laggards over the past six months. Diagnostic companies, Lucira Health, Inc., and Quidel Corporation were weak as the rates of Covid testing declined significantly due to the rising percentage of the population here in the United States who are either vaccinated or have antibodies from prior infections. Costar Group, Inc., a software data provider to the real estate industry was a relative under-performer after years of very strong out performance. We believe the company remains healthy and its growth potential intact.

Looking forward, we remain cautious on the markets based on the prospects for higher interest rates and the risk of higher taxes. We own what we believe are solid businesses that are conservatively financed and well positioned for long-term growth. If we do get a short-term market disruption, we are confident that our companies are in control of their own destinies and will be able to grow out of any temporary declines that we might encounter.

All of us would be happy to answer any questions you might have about the Fund. We invite you to call any of us at 1-800-421-0131. We hope you have a much more enjoyable summer this year than last now that the pandemic is under reasonable control.

Warmest Regards,

Rosellen C. Papp, CFA	Harry Papp, CFA
Co-Portfolio Manager	President
June 30, 2021	June 30, 2021

Brian Riordan, CFA	Greg Smith, CFA
Co-Portfolio Manager	Assistant Portfolio Manager
June 30, 2021	June 30, 2021

PAPP SMALL & MID-CAP GROWTH FUND PORTFOLIO INFORMATION May 31, 2021 (Unaudited)

Sector Diversification vs. the S&P MidCap 400® Growth Index (% of Net Assets)

Top 10 Equity Holdings

% of
Security Description	Net Assets
Expeditors International of Washington, Inc.	6.3%
Mettler-Toledo International, Inc.	6.1%
IDEX Corporation	5.4%
AMETEK, Inc.	5.3%
ANSYS, Inc.	5.0%
CoStar Group, Inc.	4.9%
Ecolab, Inc.	4.7%
T. Rowe Price Group, Inc.	4.7%
Pegasystems, Inc.	4.4%
Trimble, Inc.	4.3%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2021 (Unaudited)

COMMON STOCKS — 94.9%	Shares	Value
Consumer Discretionary — 7.7%
Home & Office Products — 3.6%
Scotts Miracle-Gro Company (The)	7,600	$1,652,012

Retail - Discretionary — 4.1%
O’Reilly Automotive, Inc. (a)	3,500	1,872,920

Consumer Staples — 8.6%
Food — 4.1%
McCormick & Company, Inc.	17,400	1,549,644
Utz Brands, Inc.	13,000	300,300
		1,849,944
Household Products — 4.5%
Church & Dwight Company, Inc.	17,000	1,457,410
Clorox Company (The)	3,500	618,555
		2,075,965
Financials — 8.4%
Asset Management — 4.7%
T. Rowe Price Group, Inc.	11,200	2,143,120

Institutional Financial Services — 3.7%
FactSet Research Systems, Inc.	5,100	1,705,236

Health Care — 16.5%
Health Care Facilities & Services — 4.1%
PRA Health Sciences, Inc. (a)	11,000	1,880,120

Medical Equipment & Devices — 12.4%
Lucira Health, Inc. (a)	30,000	148,200
Mettler-Toledo International, Inc. (a)	2,135	2,777,528
Quidel Corporation (a)	1,600	188,976
ResMed, Inc.	5,300	1,091,005
Teleflex, Inc.	3,600	1,447,884
		5,653,593

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.9% (Continued)	Shares	Value
Industrials — 21.3%
Electrical Equipment — 5.3%
AMETEK, Inc.	17,900	$2,418,290

Industrial Intermediate Products — 3.6%
RBC Bearings, Inc. (a)	8,350	1,634,847

Machinery — 6.1%
IDEX Corporation	11,000	2,449,260
Valmont Industries, Inc.	1,450	359,600
		2,808,860
Transportation & Logistics — 6.3%
Expeditors International of Washington, Inc.	23,000	2,890,870

Materials — 4.7%
Chemicals — 4.7%
Ecolab, Inc.	10,000	2,150,800

Technology — 27.7%
Semiconductors — 7.3%
Analog Devices, Inc.	8,600	1,415,560
NXP Semiconductors N.V.	4,400	930,248
Silicon Laboratories, Inc. (a)	7,100	969,576
		3,315,384
Software — 11.2%
ANSYS, Inc. (a)	6,820	2,304,751
Bottomline Technologies (de), Inc. (a)	21,300	796,194
Pegasystems, Inc.	17,130	2,023,738
		5,124,683
Technology Hardware — 4.3%
Trimble, Inc. (a)	25,500	1,983,645

Technology Services — 4.9%
CoStar Group, Inc. (a)	2,625	2,241,750

Total Common Stocks (Cost $14,009,650)		$43,402,039

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 3.7%	Shares	Value
Health Care — 3.7%
Biotech & Pharma — 3.7%
SPDR® S&P® Biotech ETF (Cost $827,662)	13,300	$1,703,730

MONEY MARKET FUNDS — 1.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $598,545)	598,545	$598,545

Total Investments at Value — 99.9% (Cost $15,435,857)		$45,704,314

Other Assets in Excess of Liabilities — 0.1%		22,582

Net Assets — 100.0%		$45,726,896

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of May 31, 2021.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2021 (Unaudited)

ASSETS
Investments in securities:
At cost	$15,435,857
At value (Note 2)	$45,704,314
Dividends receivable	35,757
Other assets	33,781
TOTAL ASSETS	45,773,852

LIABILITIES
Payable for capital shares redeemed	200
Payable to Adviser (Note 4)	24,843
Payable to administrator (Note 4)	8,160
Other accrued expenses	13,753
TOTAL LIABILITIES	46,956

NET ASSETS	$45,726,896

NET ASSETS CONSIST OF:
Paid-in capital	$14,885,120
Accumulated earnings	30,841,776
NET ASSETS	$45,726,896

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,400,609

Net asset value, offering price and redemption price per share (Note 2)	$32.65

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2021 (Unaudited)

INVESTMENT INCOME
Dividend income (Net of foreign tax of $619)	$145,509

EXPENSES
Investment advisory fees	224,160
Legal fees	28,546
Administration fees (Note 4)	22,450
Registration and filing fees	19,454
Fund accounting fees (Note 4)	17,700
Audit and tax services fees	7,600
Transfer agent fees (Note 4)	7,500
Custody and bank service fees	6,005
Insurance expense	5,711
Trustees’ fees (Note 4)	5,100
Postage and supplies	3,011
Printing of shareholder reports	960
Other fees	3,335
TOTAL EXPENSES	351,532
Less fee reductions by the Adviser (Note 4)	(71,332)
NET EXPENSES	280,200

NET INVESTMENT LOSS	(134,691)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investment transactions	860,194
Net change in unrealized appreciation (depreciation) on investments	3,015,465
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,875,659

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,740,968

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended
	May 31,	Year Ended
	2021	November 30,
	(Unaudited)	2020
FROM OPERATIONS
Net investment loss	$(134,691)	$(153,400)
Net realized gains from investment transactions	860,194	956,938
Net change in unrealized appreciation (depreciation) on investments	3,015,465	6,975,312
Net increase in net assets from operations	3,740,968	7,778,850

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(956,968)	(1,148,425)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	73,189	777,285
Net asset value of shares issued in reinvestment of distributions to shareholders	900,949	1,070,915
Payments for shares redeemed	(1,056,151)	(4,293,541)
Net decrease in net assets from capital share transactions	(82,013)	(2,445,341)

TOTAL INCREASE IN NET ASSETS	2,701,987	4,185,084

NET ASSETS
Beginning of period	43,024,909	38,839,825
End of period	$45,726,896	$43,024,909

CAPITAL SHARE ACTIVITY
Shares sold	2,298	32,153
Shares reinvested	29,016	41,947
Shares redeemed	(33,181)	(186,073)
Net decrease in shares outstanding	(1,867)	(111,973)
Shares outstanding at beginning of period	1,402,476	1,514,449
Shares outstanding at end of period	1,400,609	1,402,476

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Six Months
	Ended		Year	Year	Year	Year	Year
	May 31,		Ended	Ended	Ended	Ended	Ended
	2021		Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$30.68		$25.65	$22.47	$22.37	$17.73	$18.14
Income (loss) from investment operations:
Net investment loss	(0.10)		(0.12)	(0.11)	(0.10)	(0.09)	(0.04)
Net realized and unrealized gains on investments	2.75		5.91	3.88	1.93	4.73	0.05
Total from investment operations	2.65		5.79	3.77	1.83	4.64	0.01
Less distributions from:
Net realized gains from investment transactions	(0.68)		(0.76)	(0.59)	(1.73)	—	(0.42)
Net asset value at end of period	$32.65		$30.68	$25.65	$22.47	$22.37	$17.73
Total return (a)	8.76	% (b)	23.17%	17.61%	8.81%	26.17%	0.14%
Net assets at end of period (000’s)	$45,727		$43,025	$38,840	$32,935	$30,883	$25,067
Ratios/supplementary data:
Ratio of total expenses to average net assets (c)	1.57	% (d)	1.65%	1.66%	1.61%	1.73%	1.73%
Ratio of net expenses to average net assets (c)(e)	1.25	% (d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets (e)(f)	(0.60	%) (d)	(0.40%)	(0.47%)	(0.46%)	(0.47%)	(0.19%)
Portfolio turnover rate	3	% (b)	3%	8%	5%	19%	14%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(b)	Not annualized.

(c)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(d)	Annualized.

(e)	Ratio was determined after fee reductions by the Adviser (Note 4).

(f)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2021 (Unaudited)

1.	Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009.

The investment objective of the Fund is long-term capital growth.

2.	Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, including common stocks and exchange-traded funds (“ETFs”), listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted bid price. To the extent the Fund is invested in money market funds and other open-end investment companies, except for ETFs, that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s net asset value per share (“NAV”) is calculated based upon the NAVs reported by such registered open-end companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors for determining when portfolio investments are subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market;

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the inputs used to value the investments as of May 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$43,402,039	$—	$—	$43,402,039
Exchange-Traded Funds	1,703,730	—	—	1,703,730
Money Market Funds	598,545	—	—	598,545
Total	$45,704,314	$—	$—	$45,704,314

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended May 31, 2021.

Share valuation – The NAV of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are paid to shareholders at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the periods ended May 31, 2021 and November 30, 2020, the tax character of all distributions paid to shareholders was long-term capital gains.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2021:

Tax cost of portfolio investments	$15,435,861
Gross unrealized appreciation	$30,858,468
Gross unrealized depreciation	(590,015)
Net unrealized appreciation	30,268,453
Accumulated ordinary loss	(286,842)
Other gains	860,165
Accumulated earnings	$30,841,776

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3.	Investment Transactions

During the six months ended May 31, 2021, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $1,324,555 and $1,401,791, respectively.

4.	Transactions with Affiliates

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter. These Trustees and officers are not compensated by the Fund for their services as Trustees and officers of the Trust.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses, if any) do not exceed an amount equal to 1.25% of its average daily net assets. This Expense Limitation Agreement (“ELA”) remains in effect until at least April 1, 2022. Accordingly, the Adviser reduced its advisory fees by $71,332 during the six months ended May 31, 2021.

Under the terms of the ELA, advisory fee reductions by the Adviser are subject to repayment by the Fund for a period of three years after the date of which such fees and expenses were incurred or reduced, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions) to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of May 31, 2021, the Adviser may in the future recover fee reductions and expense reimbursements totaling $422,446. The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2021	$52,649
November 30, 2022	145,230
November 30, 2023	153,235
May 31, 2024	71,332
$422,446

OTHER SERVICE PROVIDERS

Ultimus provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PLAN OF DISTRIBUTION

The Trust has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2022.

TRUSTEE COMPENSATION

Effective April 13, 2021, each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $1,000 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $1,400 for each Board meeting attended. Prior to April 13, 2021, each Trustee who was not an interested person of the Trust (“Independent Trustee”) received from the Fund a fee of $500 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees received a fee of $700 for each Board meeting attended.

PRINCIPAL HOLDER OF FUND SHARES

As of May 31, 2021, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Charles Schwab & Company, Inc. (for the benefit of its customers)	62%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of May 31, 2021, the Fund had 27.7% of the value of its net assets invested in common stocks within the Technology sector.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2020) and held until the end of the period (May 31, 2021).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	December 1, 2020	May 31, 2021	Period *
Based on Actual Fund Return	$1,000.00	$1,087.60	$6.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.70	$6.29

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-877-370-7277. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as the investment adviser to the Papp Small & Mid-Cap Growth Fund (the “Fund”). The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, trusts, retirement plans, endowments, and foundations.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board”). The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated May 1, 2012 (the “Advisory Agreement”). The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or gross negligence, or from its reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940 (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement’s initial two-year term ended May 1, 2014, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board, all trustees present including the Fund’s Independent Trustees voting separately, reviewed and approved the continuance of the Advisory Agreement for an additional term of one year. The Board approved the Advisory Agreement at a meeting held via telephonic conference 1 on April 13, 2021, at which all of the Trustees were present. In the course of their deliberations, the Independent Trustees were advised

[1]	The SEC has temporarily suspended the requirement that Board meetings to consider and approve advisory contracts and approve auditors (and certain other matters) occur in person. All of the participants in the Board’s April 13, 2021 Board meeting, including the Executive Session, participated telephonically in accordance with the terms of an Exemptive Order issued by the SEC on March 25, 2020 related to the potential effects of the COVID-19 virus. The March 25, 2020 Exemptive Order was superseded by a subsequent Exemptive Order, dated June 19, 2020, that extended the exemptive relief from in-person Board meeting requirements through at least December 31, 2020. The exemptive relief continued in effect at the time of this meeting.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

by their independent legal counsel of their obligations in determining to approve the Advisory Agreement. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering whether to approve the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he or she deemed appropriate. The Board considered the following matters, among other things, in connection with its approval of the Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered various information, which it had previously requested from the Adviser, regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Board specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund, including the support resources available for investment research. The Board noted that Ms. Papp, Mr. Riordan, and Mr. Smith are responsible for the day-to-day management of the Fund. The Board noted that the Adviser had previously served as the investment adviser and investment sub-adviser to other open-end registered investment companies with substantially similar investment objectives and strategies. The Board considered that the Adviser has a staff of skilled investment professionals who provide research, trading and compliance support services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund. The Board also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a seasoned compliance officer to oversee its compliance program. The Board also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund. The Board considered the Adviser’s responsibilities with regards to brokerage selection and best execution and noted that the Adviser has never entered into any “soft dollar” arrangements.

Investment Performance of the Fund

The Fund’s returns were compared to the returns of the benchmark Index, comparable private accounts managed by the Adviser, and other domestic equity funds of similar size with similar investment styles. In reviewing the comparative performance, the Board considered that the Fund’s average annual total return compared to the performance of the “Mid Cap Growth Funds Under $50 Million” category as derived from Morningstar, Inc., noting that for the one-year period ended February 28, 2021, the Fund trailed the average and median returns of the category, and for the three-year, five-year and ten-year periods ended February 28, 2021, the Fund exceeded the average and median returns of the category.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board then reviewed the Fund’s performance as compared to the performance of funds in a peer group of six funds selected by the Adviser and also compared to performance of the Adviser’s separate accounts. The Board considered the Adviser’s explanation of the reasons for selecting the particular funds presented, noting that the selected funds had a strategy and risk profile that were similar to those of the Fund. The Board noted that the Fund generally performed well as compared to this peer group for the one-year and five-year periods ended February 28, 2021. The Board also considered that the Fund’s average annual total return compared to the return of the Index for the one-year and five- year periods, noting that the Fund’s performance trailed the Index for the one-year period ended February 28, 2021 and exceed the benchmark Index for the five-year period ended February 28, 2021. The Board noted the consistency of the Adviser’s management of the Fund in accordance with the Fund’s investment objective and policies and considered that the Adviser believes the Fund’s performance to be consistent with its strategy. The Board further noted that the Adviser has been managing the Fund, predecessor funds and private accounts using this same investment philosophy for more than 20 years and that the Adviser’s investment process and long-term performance record over a full market cycle were important factors in the Board’s evaluation of the quality of services to be provided by the Adviser under the Advisory Agreement.

Expenses

The Board considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee and fee reductions and/or expense reimbursements. It also considered a comparison of these fees and expenses to the expense information for other domestic equity funds of similar size with similar investment styles. The Fund’s overall expense ratio, after contractual fee reductions, was compared to funds within its relevant Morningstar peer group, as defined above. The Board noted that the overall expense ratio of the Fund, after fee reductions, was higher than the average and median expense ratios as compared to the funds in the “Mid Cap Growth Funds Under $50 Million” category, as derived from Morningstar, Inc. The Board also observed that, under the expense cap arrangement agreed to by the Adviser, this expense ratio will be maintained until at least April 1, 2022.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Board received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its relevant Morningstar peer group, as defined above, and private accounts managed by the Adviser with a comparable investment strategy. The Board noted that the advisory fee rate for the Fund was higher than the median

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

and average rates as compared to the funds in the “Mid Cap Growth Funds Under $50 Million” category, as derived from Morningstar, Inc. The Board then discussed the differences in the Fund’s advisory fee rate and the advisory fee rate charged to private accounts managed by the Adviser with a comparable investment strategy. The Adviser discussed the reasons for lower fees for the private accounts in some instances, noting that the applicable accounts have lower operational and compliance costs relative to the Fund.

The Board reviewed the Adviser’s financial statements and discussed its financial condition. The Board noted that the Adviser is operating at a loss in providing services to the Fund because of the fee reductions and expense reimbursements it has incurred since the Fund’s inception. The Board discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the Fund. The Board noted that, in light of the Fund’s asset level, these were not primary factors at this time. The Board further considered the Adviser’s commitment to grow the Fund’s assets and the Adviser’s representation that it has adequate financial reserves to cover its anticipated losses from providing advisory services to the Fund for several years.

Economies of Scale

The Board noted that the investment advisory fee schedule for the Fund does not contain breakpoints, but further noted that the fee reduction and expense reimbursement arrangement creates a single expense ratio and that shareholders have benefited from the lower expense ratios that resulted from the fee reductions and expense reimbursements. The Board noted that the Fund’s assets have grown, but not to an extent that permits it to realize any meaningful economies of scale. The Board observed that as the Fund grows further in assets, this factor will become more relevant to its consideration process.

Conclusion

After full consideration of the above factors as well as other factors, the Board, including all of the Independent Trustees, unanimously concluded that approval of the continuance of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Privacy Notice

FACTS	WHAT DOES PAPP INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

   ■      Social Security number

   ■      account balances and account transactions

   ■      account transactions, transaction or loss history and purchase history

   ■      checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Papp Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does the Papp Investment share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes
For our marketing purposes – to offer our products and services to you		No
For joint marketing with other financial companies		No
For our affiliates’ everyday business purposes – information about your transactions and experiences		No
For our affiliates’ everyday business purposes – information about your creditworthiness		No
For nonaffiliates to market to you		No

Questions?	Call 1-877-370-7277.

Who we are
Who is providing this notice?	Papp Investment Trust Ultimus Fund Distributors, LLC
What we do
How does Papp Investment Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Papp Investment Trust collect my personal information?

We collect your personal information, for example, when you

   ■      open an account or deposit money

   ■      buy securities from us or sell securities to us

   ■      make deposits or withdrawals from your account provide account information

   ■      give us your account information

   ■      make a wire transfer

   ■      tell us who receives the money

   ■      tell us where to send the money

   ■      show your government-issued ID

   ■      show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

   ■      sharing for affiliates’ everyday business purposes – information about your creditworthiness

   ■      affiliates from using your information to market to you

   ■      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ L. Roy Papp & Associates, LLP could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

   ■      Papp Investment Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

   ■      Papp Investment Trust doesn’t jointly market financial products or services to you.

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PAPP-SAR-21

(b)	Not applicable

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the first and second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	July 28, 2021

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Financial Officer

Date	July 28, 2021

* Print the name and title of each signing officer under his or her signature.